Exhibit 4.1

. ZQ|CERT#|COY|CLS|RGSTRY|ACCT#|TRANSTYPE|RUN#|TRANS# COMMON STOCK COMMON STOCK PO PAR VALUE $0.001 MR ADD ADD ADD ADD 4321A BOX DESIGNATION SAMPLE Certificate Shares 43004, 0 0 0 0 0 0 (IF Number 0 0 0 0 0 0 ANY) ZQ00000000 0 0 0 0 0 0 PROVIDENCE, ENLIVEN THERAPEUTICS, INC. 0 0 0 0 0 0 RI 0 0 0 0 0 0 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample SEE REVERSE FOR CERTAIN DEFINITIONS Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David THIS CERTIFIES THAT Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. MR. Alexander David SAMPL ample Mr. Alexander EDavid &Sample MRS. Mr. Alexander SAM David Sample PLE Mr. Alexander &David Sample Mr. 02940-3004 Alexander David Sample Mr. AlexanderDavid Sample Mr.AlexanderDavidSample Mr AlexanderDavid Sample Mr.AlexanderDavid Sample CUSIP29337E 10 2 Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. lexander David Sample Mr. Alexander David Sample r. lexander David Sample Mr. Alexander David Sample Mr. Alexander MR. David Sample SAMPL r. Alexander David Sample E &Mr. Alexander MRS. David Sample SAM r. Alexander PLE David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Alexander David Sample Mr. Sample Mr. Sample is the owner of 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 0 THIS CERTIFICATE IS TRANSFERABLE IN 00000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 00 ZEROâ€^HUNDRED THOUSAND 0000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000 CITIES DESIGNATED BY THE TRANSFER 000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 0000 AGENT, AVAILABLE ONLINE AT 00 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 00000 0 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 ZERO HUNDRED AND ZERO Shares 000000 www.computershare.com Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 Shares 000000 S FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF Enliven Therapeutics, Inc. (hereinafter called the “Company”), transferable on the books of the Company in TOTAL DTC person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and HOLDER the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of NUMBER INSURANCE ID Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the CERTIFICATE OF VALUE Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate TRANSACTION SHARES CUSIP/IDENTIFIER is not valid unless countersigned and registered by the Transfer Agent and Registrar. NUMBERS 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 1234567890/1234567890 Witnessthe facsimile seal of the Company and the facsimile signatures of its duly authorized officers. DATED DD-MMM-YYYY ERAPE COUNTERSIGNED AND REGISTERED: 6 5 4 3 2 1 FACSIMILE SIGNATURE TO COME H U 12345678 T T N ORPORA I COMPUTERSHARE TRUST COMPANY, N.A. NUM/NO. E C TE CS President IV , TRANSFERâ€^AGENT ANDâ€^REGISTRAR, I L N N .C 6 5 4 3 2 1 E DENOM. XXXXXX 1/26/2016 DEL RE XX FACSIMILE SIGNATURE TO COME AWA 7 6 5 4 3 2 1 TOTAL 123456789012345 123456 1,000,000.00 XXXXXXXXXX X Secretary By AUTHORIZEDâ€^SIGNATURE